Exhibit 21.1

LIST OF SUBSIDIARIES OF LGI HOMES, INC.

LGI HOMES GROUP, LLC, a Texas limited liability company
LGI HOMES - DECKER OAKS, LLC, a Texas limited liability company
LGI HOMES - E SAN ANTONIO, LLC, a Texas limited liability company
LGI HOMES - FW, LLC, a Texas limited liability company
LGI HOMES - GEORGIA, LLC, a Georgia limited liability company
LGI HOMES - LAKES OF MAGNOLIA, LLC, a Texas limited liability company
LGI HOMES - PRESIDENTIAL GLEN, LLC, a Texas limited liability company
LGI HOMES - QUAIL RUN, LLC, a Texas limited liability company
LGI HOMES - SALTGRASS, LLC, a Texas limited liability company
LGI HOMES - STEWARTS FOREST, LLC, a Texas limited liability company
LGI HOMES - TEXAS, LLC, a Texas limited liability company
LGI HOMES - WINDMILL FARMS, LLC, a Texas limited liability company
LGI HOMES - WOODLAND CREEK, LLC, a Texas limited liability company
LGI HOMES AZ CONSTRUCTION, LLC, an Arizona limited liability company
LGI HOMES AZ SALES, LLC, an Arizona limited liability company
LGI HOMES - ARIZONA, LLC, an Arizona limited liability company
LGI HOMES - FLORIDA, LLC, a Florida limited liability company
LGI HOMES - GLENNWILDE, LLC, an Arizona limited liability company
LGI HOMES - SAN TAN HEIGHTS, LLC, an Arizona limited liability company
LGI HOMES - NEW MEXICO, LLC, a New Mexico limited liability company
LGI HOMES NM CONSTRUCTION, LLC, a New Mexico limited liability company
LGI FUND III HOLDINGS, LLC, a Texas limited liability company
LGI CROWLEY LAND PARTNERS, LLC, a Texas limited liability company
LGI HOMES AVONDALE, LLC, a Georgia limited liability company
LGI HOMES - MAPLE PARK, LLC, a Georgia limited liability company
LGI HOMES - MAPLE LEAF, LLC, a Texas limited liability company
LGI HOMES - SHALE CREEK, LLC, a Texas limited liability company
LGI HOMES - STERLING LAKES PARTNERS, LLC, a Texas limited liability company
LGI HOMES CORPORATE, LLC, a Texas limited liability company
LGI HOMES SERVICES, LLC, a Texas limited liability company
LGI JV HOLDINGS, LLC, a Delaware limited liability company
LGI HOMES - LUCKEY RANCH, LLC, a Delaware limited liability company
LGI JV HOLDINGS II, LLC, a Delaware limited liability company
LGI HOMES - MALLARD CROSSING, LLC, a Delaware limited liability company
LGI HOMES - WEST MEADOWS, LLC, a Delaware limited liability company
LGI JV HOLDINGS III, LLC, a Delaware limited liability company
LGI HOMES - OAK HOLLOW, LLC, a Delaware limited liability company
LGI HOMES - SONTERRA, LLC, a Delaware limited liability company
LGI JV HOLDINGS IV, LLC, a Delaware limited liability company
LGI HOMES - BLUE HILLS, LLC, an Arizona limited liability company
LGI HOMES - KRENSON WOODS, LLC, a Delaware limited liability company
LGI HOMES - NORTHPOINTE, LLC, a Delaware limited liability company
LGI HOMES - OAK HOLLOW PHASE 6, LLC, a Delaware limited liability company
LGI HOMES - SALTGRASS CROSSING, LLC, a Delaware limited liability company
LUCKEY RANCH PARTNERS, LLC, a Delaware limited liability company
LGI HOMES - CANYON CROSSING, Ltd., a Texas limited liability company
LGI HOMES - DEER CREEK, LLC, a Texas limited liability company
LGI HOMES II, LLC, a Texas limited liability company
LGI HOMES - SUNRISE MEADOW, LLC, a Texas limited liability company
RIVERCHASE ESTATES PARTNERS, LLC, a South Carolina limited liability company